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                          AMCORE Vintage Mutual Funds

                AMCORE Vintage U.S. Government Obligations Fund
                        AMCORE Vintage Fixed Income Fund
                   AMCORE Vintage Intermediate Tax-Free Fund
                           AMCORE Vintage Equity Fund
                          AMCORE Vintage Balanced Fund
                     AMCORE Vintage Aggressive Growth Fund
                     AMCORE Vintage Fixed Total Return Fund

                      Supplement dated January 3, 1997 to
             Statement of Additional Information dated May 1, 1996

     The Statement of Additional Information is hereby supplemented as follows:

     1. The following information is added to Page 19 under the Section "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION":

     Purchases In-kind
     -----------------

     Share of the Funds may be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for Fund shares if prior approval is received from the Distributor. Securities used to purchase Fund shares must be appropriate investments for the particular Fund involved, consistent with its investment objective, policies and limitations, and must have readily available market quotations. The securities will be valued in accordance with each Fund's policy for calculating net asset value, determined as of the close of business on the day on which the securities are received in salable form. A shareholder or prospective shareholder should contact the Funds at (800) 438-6375 in order to receive the necessary approval to engage in such a transaction. Affiliated persons of the Funds may not purchase shares in this manner in the absence of SEC approval.


                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE